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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
                                 May 6, 1997

                           NATIONAL TECHTEAM, INC.

            (Exact name of registrant as specified in its charter)


    Delaware                     0-16284                   38-2774613

    (State of other              (Commission File       (I.R.S. Employer
    jurisdiction of               Number)                Identification No.)
    incorporation)


    835 Mason Avenue, Suite 200                         Dearborn, MI 48124

    (Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code:  (313) 277-2277

    Item 5.  Other Events.

         On May 6, 1997, the Registrant announced the adoption of a shareholder rights plan, providing for a dividend distribution of one right for each share of the registrant's common stock to holders as of the close of business on May 7, 1997. The rights will become exercisable only in the event, with certain exceptions, an acquiring party accumulates, or announces an offer to acquire, 15% or more of the Registrant's common stock. The rights will expire on May 6, 2007. Each right will entitle the holder to buy one one-hundredth of a share of a new series of preferred stock at a price of $80.00. In addition, upon the occurrence of certain events, holders of the rights will be entitled to purchase either the Registrant's common stock or shares in an "Acquiror" at half of the market value. The Registrant will generally be entitled to redeem the rights at $0.1 per right at any time until the tenth day following the acquisition of 15% of its common stock.

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          The foregoing description of the shareholder rights plan is qualified by reference to the Rights Agreement, dated May 6, 1997, between the Registrant and U.S. Stock Transfer Corporation, as Rights Agent, a copy of which is being filed by the Registrant as an exhibit to its Registration Statement on Form 8-A.


     Item 7(c)  Exhibits.

4.1 Rights Agreement, dated as of May 6, 1997, between National TechTeam, Inc. and U.S. Stock Transfer Corporation, as Rights Agent, which includes as Exhibit A thereto the Form of Certificate of Designations, as Exhibit B thereto the Form of Right Certificate, and as Exhibit C thereto the Summary of Rights to Purchase Preferred Stock, incorporated herein by reference to
     Exhibit 1 to National TechTeam, Inc.'s Registration Statement on Form 8-A, dated May 9, 1997.

20.1 Summary of Rights to Purchase Preferred Stock sent to the Company's stockholders on May 7, 1997, incorporated herein by reference as Exhibit C of Exhibit 1 to National TechTeam Inc.'s Registration Statement on Form 8-A, dated May 9, 1997.

99.1 The Company's Press Release regarding the Rights Plan, dated May 9, 1997.



                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL TECHTEAM, INC.



                                   By:  Lawrence A. Mills
                                        ---------------------------------------
                                        Lawrence A. Mills
                                        Senior Vice President and Chief
                                        Financial Officer


Dated: May 15, 1997
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                                  EXHIBIT LIST







4.1 Rights Agreement, dated as of May 6, 1997, between National TechTeam, Inc. and U.S. Stock Transfer Corporation, as Rights Agent, which includes as Exhibit A thereto the Form of Certificate of Designations, as Exhibit B thereto The Form of Right Certificate, and as Exhibit C thereto the Summary of Rights to Purchase Preferred Stock, incorporated herein by reference to Exhibit 1 to National TechTeam, Inc.'s Registrations Statement on Form 8-A, dated May 9, 1997.

20.1 Summary of Rights to Purchase Preferred Stock sent to the Company's stockholders on May 7, 1997, incorporated herein by reference as Exhibit C of Exhibit 1 to National TechTeam, Inc's Registration Statement on Form 8-A, dated May 9, 1997.

99.1 The Company's Press Release regarding the Rights Plan, dated May 9, 1997.